                                                              CLASS A PROSPECTUS

                      ALLIANCEBERNSTEIN VARIABLE PRODUCTS

                               SERIES FUND, INC.

                                  MAY 1, 2003

                   AllianceBernstein Utility Income Portfolio

   This Prospectus describes the Portfolio that is available as an underlying investment through your variable contract. For information about your variable contract, including information about insurance-related expenses, see the prospectus for your variable contract which accompanies this Prospectus.

  The Securities and Exchange Commission has not approved or disapproved these securities or passed upon the adequacy of this Prospectus. Any representation to the contrary is a criminal offense.

INVESTMENT PRODUCTS OFFERED
 - ARE NOT FDIC INSURED
 - MAY LOSE VALUE
 - ARE NOT BANK GUARANTEED

                               TABLE OF CONTENTS

                                                              PAGE
                                                              ----
RISK/RETURN SUMMARY.........................................    4
    Summary of Principal Risks..............................    6
FEES AND EXPENSES OF THE PORTFOLIO..........................    7
GLOSSARY....................................................    8
DESCRIPTION OF THE PORTFOLIO................................   10
    Investment Objectives and Principal Policies............   10
    Description of Additional Investment Practices..........   12
    Additional Risk Considerations..........................   19
MANAGEMENT OF THE PORTFOLIO.................................   22
PURCHASE AND SALE OF SHARES.................................   23
    How The Portfolio Value Its Shares......................   23
    How To Purchase and Sell Shares.........................   23
DIVIDENDS, DISTRIBUTIONS AND TAXES..........................   23
FINANCIAL HIGHLIGHTS........................................   24

AllianceBernstein Variable Products Series Fund's investment adviser is Alliance Capital Management L.P., a global investment manager providing diversified services to institutions and individuals through a broad line of investments including more than 100 mutual funds.

                              RISK/RETURN SUMMARY

The following is a summary of certain key information about AllianceBernstein Variable Products Series Fund. You will find additional information about the Portfolio of the Fund, including a detailed description of the risks of an investment in the Portfolio, after this Summary.

The Risk/Return Summary describes the Portfolio's objectives, principal investment strategies and principal risks. The Portfolio's Summary Page includes a short discussion of some of the principal risks of investing in that Portfolio. A further discussion of these and other risks starts on page 6.

More detailed descriptions of the Portfolio, including the risks associated with investing in the Portfolio, can be found further back in this Prospectus. Please be sure to read this additional information BEFORE you invest. The Portfolio may at times use certain types of investment derivatives such as options, futures, forwards and swaps. The use of these techniques involves special risks that are discussed in this Prospectus.

The Risk/Return Summary includes a table for the Portfolio showing its average annual returns and a bar chart showing its annual returns. The table and the bar chart provide an indication of the historical risk of an investment in the Portfolio by showing:

    - how the Portfolio's average annual returns for one, five, and 10 years (or over the life of the Portfolio if the Portfolio is less than 10 years old) compare to those of a broad-based securities market index; and

    - changes in the Portfolio's performance from year to year over 10 years (or over the life of the Portfolio if the Portfolio is less than 10 years old).

If the Portfolio's returns reflected fees charged by your variable contract, the returns shown in the table and bar charts for the Portfolio would be lower.

A Portfolio's past performance, of course, does not necessarily indicate how it will perform in the future. As with all investments, you may lose money by investing in the Portfolio.

ALLIANCEBERNSTEIN UTILITY INCOME PORTFOLIO

    Objective: The Portfolio's investment objective is to seek current income and capital appreciation by investing primarily in equity and fixed-income securities of companies in the utilities industry.

    Principal Investment Strategies and Risks: The Portfolio invests primarily in income-producing equity securities. The Portfolio invests, under normal circumstances, at least 80% of its net assets in securities of companies in the utilities industry. The Portfolio invests in securities of utility companies in the electric, telecommunications, gas, and water utility industries. The Portfolio may invest in both U.S. and foreign utility companies, although the Portfolio will limit its investments in issuers in any one foreign country to no more than 15% of its total assets. The Portfolio may invest up to 35% of its net assets in lower-rated securities and up to 30% of its net assets in convertible securities.

    Among the principal risks of investing in the Portfolio are market risk, interest rate risk, and credit risk. Because the Portfolio invests a substantial portion of its assets in companies in a specific industry, it has industry/sector risk. This is the risk that factors affecting utility companies will have a significant effect on the value of the Portfolio's investments. To the extent the Portfolio invests in lower-rated securities, your investment is subject to more credit risk than a Portfolio that invests in higher-rated securities.

The table and bar chart provide an indication of the historical risk of an investment in the Portfolio.

                     PERFORMANCE INFORMATION AND BAR CHART

                               PERFORMANCE TABLE

                                                                           SINCE
                                                    1 YEAR    5 YEARS    INCEPTION
                                                    ------    -------    ---------
Portfolio.........................................  -22.12%    -0.10%      5.83%
NYSE Utilities Index..............................  -29.34%    -7.01%      1.40%

The average annual total returns in the performance table are for periods ended December 31, 2002. Since Inception return information is from May 10, 1994 for the Portfolio and May 31, 1994 for the Index.

                                   BAR CHART

93                                                              N/A
94                                                              N/A
95                                                             21.5
96                                                              7.9
97                                                             25.7
98                                                             23.9
99                                                             19.4
00                                                             11.5
01                                                            -22.5
02                                                            -22.1

You should consider an investment in the Portfolio as a long-term investment. The Portfolio's returns will fluctuate over long and short periods. For example, during the period shown in the bar chart, the Portfolio's:

    BEST QUARTER was up 12.90%, 4th quarter, 1998; and

    WORST QUARTER was down -12.44%, 2nd quarter, 2002.

SUMMARY OF PRINCIPAL RISKS

The value of your investment in the Portfolio will change with changes in the values of the Portfolio's investments. Many factors can affect those values. In this Summary, we describe the principal risks that may affect the Portfolio's investments as a whole. The Portfolio could be subject to additional principal risks because the types of investments made by the Portfolio can change over time. This Prospectus has additional descriptions of the types of investments that appear in bold type in the discussions under "Description of Additional Investment Practices" or "Additional Risk Considerations." These sections also include more information about the Portfolio, its investments, and related risks.

    - MARKET RISK This is the risk that the value of the Portfolio's investments will fluctuate as the stock or bond markets fluctuate and that prices overall will decline over shorter or longer-term periods.

    - INDUSTRY/SECTOR RISK This is the risk of investments in a particular industry/sector. Market or economic factors affecting that industry sector or group of related industries could have a major effect on the value of the Portfolio's investments.

    - INTEREST RATE RISK This is the risk that changes in interest rates will affect the value of the Portfolio's investments in debt securities, such as bonds, notes, and asset-backed securities, or other income-producing securities. Debt securities are obligations of the issuer to make payments of principal and/or interest on future dates. Interest rate risk is particularly applicable to fixed-income securities. Increases in interest rates may cause the value of the Portfolio's investments to decline. Interest rate risk generally is greater for LOWER-RATED SECURITIES or comparable unrated securities. Interest rate risk is generally greater for debt securities with longer maturities.

    - CREDIT RISK This is the risk that the issuer or the guarantor of a debt security, or the counterparty to a DERIVATIVES contract, will be unable or unwilling to make timely payments of interest or principal, or to otherwise honor its obligations. The degree of risk for a particular security may be reflected in its credit rating. Credit risk is greater for LOWER-RATED SECURITIES. These debt securities and similar UNRATED SECURITIES (commonly known as "junk bonds") have speculative elements or are predominantly speculative credit risks.

        Credit risk is greater for debt securities issued in connection with corporate restructurings by highly leveraged issuers and in debt securities not current in the payment of interest or principal or are in default. The Portfolio invests in FOREIGN SECURITIES and is therefore subject to increased credit risk because of the difficulties of requiring foreign entities, including issuers of SOVEREIGN DEBT OBLIGATIONS, to honor their contractual commitments, and because a number of foreign governments and other issuers are already in default.

    - MANAGEMENT RISK The Portfolio is subject to management risk because it is an actively managed investment Portfolio. Alliance will apply its investment techniques and risk analyses in making investment decisions for the Portfolio, but there can be no guarantee that its decisions will produce the desired results. In some cases, derivative and other investment techniques may be unavailable or Alliance may determine not to use them, possibly even under market conditions where their use could benefit the Portfolio.

                       FEES AND EXPENSES OF THE PORTFOLIO

This table describes the fees and expenses that you may pay if you buy and hold shares of the Portfolio.

SHAREHOLDER FEES (fees paid directly from your investment) NONE

ANNUAL PORTFOLIO OPERATING EXPENSES (expenses that are deducted from Portfolio assets) and EXAMPLE

The operating expenses information below is designed to assist contractowners of variable products that invest in the Portfolio in understanding the fees and expenses that they may pay as an investor. Because the information does not reflect deductions at the separate account level or contract level for any charges that may be incurred under a contract, owners of variable contracts that invest in the Portfolio should refer to the variable contract prospectus for a description of fees and expenses that apply to contractowners. Inclusion of these charges would increase the fees and expenses provided below.

The Example is to help you compare the cost of investing in the Portfolio with the cost of investing in other portfolios. The Example does not give effect to any separate account or contract level fees that might be paid by a contractowner. It assumes that you invest $10,000 in the Portfolio for the time periods indicated and then redeem all of your shares at the end of those periods. It also assumes that your investment has a 5% return each year, that the Portfolio's operating expenses stay the same and that all dividends and distributions are reinvested. Your actual costs may be higher or lower.

                   OPERATING EXPENSES                              EXAMPLE
ALLIANCEBERNSTEIN UTILITY INCOME PORTFOLIO
     Management fees                                 .75%  After 1 Yr.       $  124
     Other expenses                                  .47%  After 3 Yrs.      $  387
                                                   -----
     Total Portfolio operating expenses             1.22%  After 5 Yrs.      $  670
                                                   =====
                                                           After 10 Yrs.     $1,477

                                    GLOSSARY

This Prospectus uses the following terms.

TYPES OF SECURITIES

BONDS are fixed, floating, and variable rate debt obligations.

CONVERTIBLE SECURITIES are fixed-income securities that are convertible into common and preferred stock.

DEBT SECURITIES are bonds, debentures, notes, and bills.

DEPOSITARY RECEIPTS include American Depositary Receipts ("ADRS"), Global Depositary Receipts ("GDRS") and other types of depositary receipts.

EQUITY SECURITIES include (i) common stocks, partnership interests, business trust shares and other equity or ownership interests in business enterprises, and (ii) securities convertible into, and rights and warrants to subscribe for the purchase of, such stocks, shares and interests.

FIXED-INCOME SECURITIES are debt securities and preferred stocks, including floating rate and variable rate instruments.

FOREIGN GOVERNMENT SECURITIES are securities issued or guaranteed, as to payment of principal and interest, by foreign governments, quasi-governmental entities, or governmental agencies or other entities.

QUALIFYING BANK DEPOSITS are certificates of deposit, bankers' acceptances, and interest-bearing savings deposits of banks that have total assets of more than $1 billion and are members of the Federal Deposit Insurance Corporation.

RULE 144A SECURITIES are securities that may be resold under Rule 144A of the Securities Act.

U.S. GOVERNMENT SECURITIES are securities issued or guaranteed by the U.S. Government, its agencies or instrumentalities.

RATING AGENCIES, RATED SECURITIES AND INDEXES

FITCH is Fitch Ratings, the international rating agency formed through the merger of Fitch IBCA, Inc. and Duff & Phelps Credit Rating Co.

HIGH-QUALITY COMMERCIAL PAPER is commercial paper rated at least Prime-2 by Moody's, A-2 by S&P, or F2 by Fitch.

INVESTMENT GRADE SECURITIES are fixed-income securities rated Baa and above by Moody's or B and above by S&P or Fitch, or determined by Alliance to be of equivalent quality.

LOWER-RATED SECURITIES are fixed-income securities rated Ba or below by Moody's or BB or below by S&P or Fitch, or determined by Alliance to be of equivalent quality, and are commonly referred to as "JUNK BONDS."

MOODY'S is Moody's Investors Service, Inc.

PRIME COMMERCIAL PAPER is commercial paper rated Prime 1 by Moody's or A-1 or higher by S&P or, if not rated, issued by companies that have an outstanding debt issue rated Aa or higher by Moody's or AA or higher by S&P.

RUSSELL 1000(TM) GROWTH INDEX measures the performance of those Russell 1000 companies with higher price-to-book ratios and higher forecasted growth values.

RUSSELL 1000(TM) universe of securities is compiled by Frank Russell Company and is segmented into two style indices, the Russell 1000(TM) Growth Index and the Russell 1000(TM) Value Index.

RUSSELL 1000(TM) VALUE INDEX measures the performance of those Russell 1000 companies with lower price-to-book ratios and lower forecasted growth values.

S&P is Standard & Poor's Ratings Services.

S&P 500 INDEX is S&P's 500 Composite Stock Price Index, a widely recognized unmanaged index of market activity.

OTHER

1940 ACT is the Investment Company Act of 1940, as amended.

CODE is the Internal Revenue Code of 1986, as amended.

COMMISSION is the Securities and Exchange Commission.

EXCHANGE is the New York Stock Exchange.

NON-U.S. COMPANY is an entity that (i) is organized under the laws of a foreign country, (ii) has its principal place of business in a foreign country, and
(iii) issues equity or debt securities that are traded principally in a foreign country. Securities issued by non-U.S. companies are known as foreign securities. Securities issued by a company that does not fit the definition of non-U.S. company are considered to be issued by a U.S. company.

SECURITIES ACT is the Securities Act of 1933, as amended.

WORLD BANK is the commonly used name for the International Bank for Reconstruction and Development.

                          DESCRIPTION OF THE PORTFOLIO

This section of the Prospectus provides a more complete description of the Portfolio's investment objectives, principal strategies and risks. Of course, there can be no assurance that the Portfolio will achieve its investment objective.

Please note that:

    - Additional discussion of the Portfolio's investments, including the risks of the investments, can be found in the discussion under DESCRIPTION OF ADDITIONAL INVESTMENT PRACTICES following this section.

    - The description of the principal risks for a Portfolio may include risks described in the SUMMARY OF PRINCIPAL RISKS above. Additional information about the risks of investing in the Portfolio can be found in the discussion under ADDITIONAL RISK CONSIDERATIONS.

    - Additional descriptions of the Portfolio's strategies, investments and risks can be found in the Portfolio's Statement of Additional Information or SAI.

    - Except as noted, (i) the Portfolio's investment objectives are "fundamental" and cannot be changed without a shareholder vote, and (ii) the Portfolio's investment policies are not fundamental and thus can be changed without a shareholder vote. Where an investment policy or restriction has a percentage limitation, such limitation is applied at the time of investment. Changes in the market value of securities in the Portfolio's investments after they are purchased by the Portfolio will not cause the Portfolio to be in violation of such limitation.

INVESTMENT OBJECTIVES AND PRINCIPAL POLICIES

The Portfolio's investment objective is to seek current income and capital appreciation by investing primarily in equity and fixed-income securities of companies in the utilities industry. The Portfolio invests, under normal circumstances, at least 80% of its net assets in securities of companies in the utilities industry. For purposes of this policy, net assets includes borrowings for investment purposes. This policy will not be changed without 60 days' prior written notice to shareholders. As a fundamental policy, the Portfolio normally invests at least 65% of its total assets in securities of companies in the utilities industry.

The Portfolio seeks to take advantage of the characteristics and historical performance of securities of utility companies, many of which pay regular dividends and increase their common stock dividends over time. The Portfolio considers a company to be in the utilities industry if, during the most recent twelve-month period, at least 50% of the company's gross revenues, on a consolidated basis, were derived from its utilities activities.

The Portfolio may invest in securities of both U.S. and foreign issuers, although the Portfolio will invest no more than 15% of its total assets in issuers in any one foreign country. The Portfolio invests at least 65% of its total assets in income-producing securities, but there is otherwise no limit on the allocation of the Portfolio's investments between equity securities and fixed-income securities. The Portfolio may invest up to 35% of its net assets in lower-rated securities. The Portfolio will not retain a security that is downgraded below B or determined by Alliance to have undergone similar credit quality deterioration following purchase.

The Portfolio may invest up to 35% of its total assets in equity and fixed-income securities of domestic and foreign corporate and governmental issuers other than utility companies. These securities include U.S. Government securities and repurchase agreements for those securities, foreign government securities, corporate fixed-income securities of domestic issuers, corporate fixed-income securities of foreign issuers denominated in foreign currencies or in U.S. Dollars (in each case including fixed-income securities of an issuer in one country denominated in the currency of another country), qualifying bank deposits, and prime commercial paper.

The Portfolio also may:

    -   invest up to 30% of its net assets in CONVERTIBLE SECURITIES;

    -   invest up to 5% of its net assets in RIGHTS OR WARRANTS;

    - invest in DEPOSITARY RECEIPTS, securities of supranational entities denominated in the currency of any country, securities denominated in the Euro, and "semi-governmental securities";

    - write covered call and put OPTIONS, purchase call and put options on securities of the types in which it is permitted to invest that are exchange-traded and over-the-counter, and write uncovered call options for cross-hedging purposes;

    - purchase and sell exchange-traded OPTIONS on any securities index composed of the types of securities in which it may invest;

    - enter into the purchase or sale of FUTURES CONTRACTS for fixed-income securities or foreign currencies, or FUTURES CONTRACTS based on financial indices, including an index of U.S. Government securities, foreign government securities, corporate fixed-income securities, or common stock, and may purchase and write OPTIONS ON FUTURES CONTRACTS;

    - purchase and write call and put OPTIONS on foreign currencies traded on U.S. and foreign exchanges or over-the-counter for hedging purposes;

    -   purchase or sell FORWARD FOREIGN CURRENCY EXCHANGE CONTRACTS;

    - enter into INTEREST RATE SWAPS and purchase or sell INTEREST RATE CAPS AND FLOORS;

    -   enter into FORWARD COMMITMENTS for up to 30% of its total assets;

    -   enter into STANDBY COMMITMENT AGREEMENTS;

    - make SHORT SALES "against the box" of securities or maintain a short position of up to 10% of its net assets;

    -   make LOANS OF PORTFOLIO SECURITIES of up to 20% of its total assets;

    -   invest up to 15% of its total assets in ILLIQUID SECURITIES; and

    -   enter into REPURCHASE AGREEMENTS for U.S. Government securities.

The Portfolio's principal risks include its investing primarily in electric utility companies. Factors affecting that industry sector can have a significant effect on the Portfolio's net asset value. The U.S. utilities industry has experienced significant changes in recent years. Electric utility companies in general have been favorably affected by the full or near completion of major construction programs and lower financing costs. In addition, many utility companies have generated cash flows in excess of current operating expenses and construction expenditures, permitting some degree of diversification into unregulated businesses. Regulatory changes, however, could increase costs or impair the ability of nuclear and conventionally fueled generating facilities to operate their facilities and reduce their ability to make dividend payments of their securities. Rates of return of utility companies generally are subject to review and limitation by state public utilities commissions and tend to fluctuate with marginal financing costs. Rate changes ordinarily lag behind changes in financing costs and can favorably or unfavorably affect the earnings or dividend pay-outs of utilities stocks depending upon whether the rates and costs are declining or rising.

Utility companies historically have been subject to the risks of increases in fuel and other operating costs, high interest costs, costs associated with compliance with environmental and nuclear safety regulations, service interruptions, economic slowdowns, surplus capacity, competition and regulatory changes. There can also be no assurance that regulatory policies or accounting standards changes will not negatively affect utility companies' earnings or dividends. Utility companies are subject to regulation by various authorities and may be affected by the imposition of special tariffs and changes in tax laws. To the extent that rates are established or reviewed by governmental authorities, utility companies are subject to the risk that such authorities will not authorize increased rates. Because of the Portfolio's policy of concentrating its investments in utility companies, the Portfolio is more susceptible than most other mutual funds to economic, political or regulatory occurrences affecting the utilities industry.

Foreign utility companies, like those in the U.S., are generally subject to regulation, although the regulation may or may not be comparable to domestic regulations. Foreign utility companies in certain countries may be more heavily regulated by their respective governments than utility companies located in the U.S. As in the U.S., utility companies generally are required to seek government approval for rate increases. In addition, many foreign utility companies use fuels that cause more pollution than those used in the U.S. and may yet be required to invest in pollution control equipment. Foreign utility regulatory systems vary from country to country and may evolve in ways different from regulation in the U.S. The percentage of the Portfolio's assets invested in issuers of particular countries will vary.

Increases in interest rates may cause the value of the Portfolio's investments to decline and the decrease in value may not be offset by higher interest rate income. The Portfolio's investments in lower-rated securities may be subject to more credit risk than a Portfolio that invests in higher-rated securities.

DESCRIPTION OF ADDITIONAL INVESTMENT PRACTICES

This section describes the Portfolio's investment practices and associated risks. Unless otherwise noted, the Portfolio's use of any of these practices was specified in the previous section.

DERIVATIVES. The Portfolio may use derivatives to achieve its investment objectives. Derivatives are financial contracts whose value depends on, or is derived from, the value of an underlying asset, reference rate or index. These assets, rates, and indices may include bonds, stocks, mortgages, commodities, interest rates, currency exchange rates, bond indices, and stock indices. Derivatives can be used to earn income or protect against risk, or both. For example, one party with unwanted risk may agree to pass that risk to another party who is willing to accept the risk, the second party being motivated, for example, by the desire either to earn income in the form of a fee or premium from the first party, or to reduce its own unwanted risk by attempting to pass all or part of that risk to the first party.

Derivatives can be used by investors such as the Portfolio to earn income and enhance returns, to hedge or adjust the risk profile of a portfolio, and either to replace more traditional direct investments or to obtain exposure to otherwise inaccessible markets. The Portfolio is permitted to use derivatives for one or more of these purposes, although the Portfolio generally uses derivatives primarily as direct investments in order to enhance yields and broaden portfolio diversification. Each of these uses entails greater risk than if derivatives were used solely for hedging purposes. Derivatives are a valuable tool, which, when used properly, can provide significant benefits to Portfolio shareholders. The Portfolio may take a significant position in those derivatives that are within its investment policies if, in Alliance's judgment, this represents the most effective response to current or anticipated market conditions. The Portfolio will generally make extensive use of carefully selected forwards and other derivatives to achieve the currency hedging that is an integral part of their investment strategy. Alliance's use of derivatives is subject to continuous risk assessment and control from the standpoint of the Portfolio's investment objectives and policies.

Derivatives may be (i) standardized, exchange-traded contracts or (ii) customized, privately-negotiated contracts. Exchange-traded derivatives tend to be more liquid and subject to less credit risk than those that are privately negotiated.

There are four principal types of derivative instruments--options, futures, forwards, and swaps--from which virtually any type of derivative transaction can be created.

    - Options--An option, which may be standardized and exchange-traded, or customized and privately negotiated, is an agreement that, for a premium payment or fee, gives the option holder (the buyer) the right but not the obligation to buy or sell the underlying asset (or settle for cash an amount based on an underlying asset, rate or index) at a specified price (the exercise price) during a period of time or on a specified date. A call option entitles the holder to purchase, and a put option entitles the holder to sell, the underlying asset (or settle for cash an amount based on an underlying asset, rate or index). Likewise, when an option is exercised the writer of the option is obligated to sell (in the case of a call option) or to purchase (in the case of a put option) the underlying asset (or settle for cash an amount based on an underlying asset, rate or index).

    - Futures--A futures contract is an agreement that obligates the buyer to buy and the seller to sell a specified quantity of an underlying asset (or settle for cash the value of a contract based on an underlying asset, rate or index) at a specific price on the contract maturity date. Futures contracts are standardized, exchange-traded instruments and are fungible (i.e., considered to be perfect substitutes for each other). This fungibility allows futures contracts to be readily offset or cancelled through the acquisition of equal but opposite positions, which is the primary method in which futures contracts are liquidated. A cash-settled futures contract does not require physical delivery of the underlying asset but instead is settled for cash equal to the difference between the values of the contract on the date it is entered into and its maturity date.

    - Forwards--A forward contract is an obligation by one party to buy, and the other party to sell, a specific quantity of an underlying commodity or other tangible asset for an agreed upon price at a future date. Forward contracts are customized, privately negotiated agreements designed to satisfy the objectives of each party. A forward contract usually results in the delivery of the underlying asset upon maturity of the contract in return for the agreed upon payment.

    - Swaps--A swap is a customized, privately negotiated agreement that obligates two parties to exchange a series of cash flows at specified intervals (payment dates) based upon or calculated by reference to changes in specified prices or rates (interest rates in the case of interest rate swaps, currency exchange rates in the case of currency swaps) for a specified amount of an underlying asset (the "notional" principal amount). The payment flows are netted against each other, with the difference being paid by one party to the other. Except for currency swaps, the notional principal amount is used solely to calculate the payment streams but is not exchanged. With respect to currency swaps, actual principal amounts of currencies may be exchanged by the counterparties at the initiation, and again upon the termination, of the transaction.

Debt instruments that incorporate one or more of these building blocks for the purpose of determining the principal amount of and/or rate of interest payable on the debt instruments are often referred to as "structured securities." An example of this type of structured security is indexed commercial paper. The term is also used to describe certain securities issued in connection with the restructuring of certain foreign obligations. The term "derivative" also is sometimes used to describe securities involving rights to a portion of the cash flows from an underlying pool of mortgages or other assets from which payments are passed through to the owner of, or that collateralize, the securities.

While the judicious use of derivatives by highly-experienced investment managers such as Alliance can be quite beneficial, derivatives involve risks different from, and, in certain cases, greater than, the risks presented by more traditional investments. The following is a general discussion of important risk factors and issues relating to the use of derivatives that investors should understand before investing in the Portfolio.

    - Market Risk--This is the general risk of all investments that the value of a particular investment will change in a way detrimental to the Portfolio's interest based on changes in the bond market generally.

    - Management Risk--Derivative products are highly specialized instruments that require investment techniques and risk analyses different from those associated with stocks and bonds. The use of a derivative requires an understanding not only of the underlying instrument but also of the derivative itself, without the benefit of observing the performance of the derivative under all possible market conditions. In particular, the use and complexity of derivatives require the maintenance of adequate controls to monitor the transactions entered into, the ability to assess the risk that a derivative adds to the Portfolio, and the ability to forecast price, interest rate, or currency exchange rate movements correctly.

    - Credit Risk--This is the risk that a loss may be sustained by the Portfolio as a result of the failure of a derivative counterparty to comply with the terms of the derivative contract. The credit risk for exchange-traded derivatives is generally less than for privately negotiated derivatives, since the clearing house, which is the issuer or counterparty to each exchange-traded derivative, provides a guarantee of performance. This guarantee is supported by a daily payment system (i.e., margin requirements) operated by the clearing house in order to reduce overall credit risk. For privately negotiated derivatives, there is no similar clearing agency guarantee. Therefore, the Portfolio considers the creditworthiness of each counterparty to a privately negotiated derivative in evaluating potential credit risk.

    - Liquidity Risk--Liquidity risk exists when a particular instrument is difficult to purchase or sell. If a derivative transaction is particularly large or if the relevant market is illiquid (as is the case with many privately negotiated derivatives), it may not be possible to initiate a transaction or liquidate a position at an advantageous price.

    - Leverage Risk--Since many derivatives have a leverage component, adverse changes in the value or level of the underlying asset, rate or index can result in a loss substantially greater than the amount invested in the derivative itself. In the case of swaps, the risk of loss generally is related to a notional principal amount, even if the parties have not made any initial investment. Certain derivatives have the potential for unlimited loss, regardless of the size of the initial investment.

    - Other Risks--Other risks in using derivatives include the risk of mispricing or improper valuation of derivatives and the inability of derivatives to correlate perfectly with underlying assets, rates and indices. Many derivatives, in particular privately negotiated derivatives, are complex and often valued subjectively. Improper valuations can result in increased cash payment requirements to counterparties or a loss of value to the Portfolio. Derivatives do not always perfectly or even highly correlate or track the value of the assets, rates or indices they are designed to closely track. Consequently, the Portfolio's use of derivatives may not always be an effective means of, and sometimes could be counterproductive to, furthering the Portfolio's investment objective.

DERIVATIVES USED BY THE PORTFOLIO. The following describes specific derivatives that the Portfolio may use.

Forward Foreign Currency Exchange Contracts. The Portfolio purchases or sells forward foreign currency exchange contracts ("forward contracts") to minimize the risk from adverse changes in the relationship between the U.S. Dollar and other currencies. The Portfolio may enter into a forward contract, for example, when it enters into a contract for the purchase or sale of a security denominated in a foreign currency in order to "lock in" the U.S. Dollar price of the security (a "transaction hedge"). When the Portfolio believes that a foreign currency may suffer a substantial decline against the U.S. Dollar, it may enter into a forward sale contract to sell an amount of that foreign currency approximating the value of some or all of the Portfolio's securities denominated in such foreign currency, or when the Portfolio believes that the U.S. Dollar may suffer a substantial decline against a foreign currency, it may enter into a forward purchase contract to buy that foreign currency for a fixed dollar amount (a "position hedge"). Instead of entering into a position hedge, the Portfolio may, in the alternative, enter into a forward contract to sell a different foreign currency for a fixed U.S. Dollar amount where the Portfolio believes that the U.S. Dollar value of the currency to be sold pursuant to the forward contract will fall whenever there is a decline in the U.S. Dollar value of the currency in which portfolio securities of the Portfolio are denominated (a "cross-hedge").

Futures Contracts and Options on Futures Contracts. The Portfolio may buy and sell futures contracts on fixed-income or other securities or foreign currencies, and contracts based on interest rates or financial indices, including any index of U.S. Government securities, foreign government securities or corporate debt securities.

Options on futures contracts are options that call for the delivery of futures contracts upon exercise. Options on futures contracts written or purchased by the Portfolio will be traded on U.S. or foreign exchanges and will be used only for hedging purposes.

Interest Rate Transactions (Swaps, Caps, and Floors). The Portfolio may enter into interest rate swap, cap, or floor transactions and expects to do so primarily for hedging purposes, which may include preserving a return or spread on a particular investment or portion of its portfolio or protecting against an increase in the price of securities the Portfolio anticipates purchasing at a later date. The Portfolio does not intend to use these transactions in a speculative manner.

Interest rate swaps involve the exchange by the Portfolio with another party of their respective commitments to pay or receive interest (e.g., an exchange of floating rate payments for fixed rate payments). Interest rate swaps are entered on a net basis (i.e., the two payment streams are netted out, with the Portfolio receiving or paying, as the case may be, only the net amount of the two payments).

Interest rate caps and floors are similar to options in that the purchase of an interest rate cap or floor entitles the purchaser, to the extent that a specified index exceeds (in the case of a cap) or falls below (in the case of a floor) a predetermined interest rate, to receive payments of interest on a notional amount from the party selling the interest rate cap or floor. The Portfolio may enter into interest rate swaps, caps, and floors on either an asset-based or liability-based basis, depending upon whether it is hedging its assets or liabilities.

The swap market has grown substantially in recent years, with a large number of banks and investment banking firms acting both as principals and as agents utilizing standardized swap documentation. As a result, the swap market has become well established and relatively liquid. Caps and floors are less liquid than swaps. These transactions do not involve the delivery of securities or other underlying assets or principal. Accordingly, unless there is a counterparty default, the risk of loss to the Portfolio from interest rate transactions is limited to the net amount of interest payments that the Portfolio is contractually obligated to make.

Options on Foreign Currencies. The Portfolio invests in options on foreign currencies that are privately negotiated or traded on U.S. or foreign exchanges for the purpose of protecting against declines in the U.S. Dollar value of foreign currency denominated securities held by the Portfolio and against increases in the U.S. Dollar cost of securities to be acquired. The purchase of an option on a foreign currency may constitute an effective hedge against fluctuations in exchange rates, although if rates move adversely, the Portfolio may forfeit the entire amount of the premium plus related transaction costs.

Options on Securities. In purchasing an option on securities, the Portfolio would be in a position to realize a gain if, during the option period, the price of the underlying securities increased (in the case of a call) or decreased (in the case of a put) by an amount in excess of the premium paid; otherwise the Portfolio would experience a loss not greater than the premium paid for the option. Thus, the Portfolio would realize a loss if the price of the underlying security declined or remained the same (in the case of a call) or increased or remained the same (in the case of a put) or otherwise did not increase (in the case of a put) or decrease (in the case of a call) by more than the amount of the premium. If a put or call option purchased by the Portfolio were permitted to expire without being sold or exercised, its premium would represent a loss to the Portfolio.

The Portfolio may write a put or call option in return for a premium, which is retained by the Portfolio whether or not the option is exercised. Except with respect to uncovered call options written for cross-hedging purposes, the Portfolio will not write uncovered call or put options on securities. A call option written by the Portfolio is "covered" if the Portfolio owns the underlying security, has an absolute and immediate right to acquire that security upon conversion or exchange of another security it holds, or holds a call option on the underlying security with an exercise price equal to or less than that of the call option it has written. A put option written by the Portfolio is covered if the Portfolio holds a put option on the underlying securities with an exercise price equal to or greater than that of the put option it has written.

The risk involved in writing an uncovered call option is that there could be an increase in the market value of the underlying security, and the Portfolio could be obligated to acquire the underlying security at its current price and sell it at a lower price. The risk of loss from writing an uncovered put option is limited to the exercise price of the option.

The Portfolio may write a call option on a security that it does not own in order to hedge against a decline in the value of a security that it owns or has the right to acquire, a technique referred to as "cross-hedging." The Portfolio would write a call option for cross-hedging purposes, instead of writing a covered call option, when the premium to be received from the cross-hedge transaction exceeds that to be received from writing a covered call option, while at the same time achieving the desired hedge. The correlation risk involved in cross-hedging may be greater than the correlation risk involved with other hedging strategies.

The Portfolio generally purchases or writes privately negotiated options on securities. The Portfolio that does so will effect such transactions only with investment dealers and other financial institutions (such as commercial banks or savings and loan institutions) deemed creditworthy by Alliance. Privately negotiated options purchased or written by the Portfolio may be illiquid and it may not be possible for the Portfolio to effect a closing transaction at an advantageous time.

Options on Securities Indices. An option on a securities index is similar to an option on a security except that, rather than taking or making delivery of a security at a specified price, an option on a securities index gives the holder the right to receive, upon exercise of the option, an amount of cash if the closing level of the chosen index is greater than (in the case of a call) or less than (in the case of a put) the exercise price of the option.

CONVERTIBLE SECURITIES. Prior to conversion, convertible securities have the same general characteristics as non-convertible debt securities, which provide a stable stream of income with generally higher yields than those of equity securities of the same or similar issuers. The price of a convertible security will normally vary with changes in the price of the underlying equity security, although the higher yield tends to make the convertible security less volatile than the underlying equity security. As with debt securities, the market value of convertible securities tends to decrease as interest rates rise and increase as interest rates decline. While convertible securities generally offer lower interest or dividend yields than non-convertible debt securities of similar quality, they enable investors to benefit from increases in the market price of the underlying common stock. Convertible debt securities that are rated Baa or lower by Moody's or BBB or lower by S&P or Fitch and comparable unrated securities may share some or all of the risks of debt securities with those ratings.

DEPOSITARY RECEIPTS AND SECURITIES OF SUPRANATIONAL ENTITIES. Depositary receipts may not necessarily be denominated in the same currency as the underlying securities into which they may be converted. In addition, the issuers of the stock of unsponsored depositary receipts are not obligated to disclose material information in the United States and, therefore, there may not be a correlation between such information and the market value of the depositary receipts. ADRs are depositary receipts typically issued by a U.S. bank or trust company that evidence ownership of underlying securities issued by a foreign corporation. GDRs and other types of depositary receipts are typically issued by foreign banks or trust companies and evidence ownership of underlying securities issued by either a foreign or U.S. company. Generally, depositary receipts in registered form are designed for use in the U.S. securities markets, and depositary receipts in bearer form are designed for use in foreign securities markets. For purposes of determining the country of issuance, investments in depositary receipts of either type are deemed to be investments in the underlying securities.

A supranational entity is an entity designated or supported by the national government of one or more countries to promote economic reconstruction or development. Examples of supranational entities include, among others, the World Bank (International Bank for Reconstruction and Development) and the European Investment Bank. "Semi-governmental securities" are securities issued by entities owned by either a national, state or equivalent government or are obligations of one of such government jurisdictions that are not backed by its full faith and credit and general taxing powers.

FORWARD COMMITMENTS. Forward commitments for the purchase or sale of securities may include purchases on a "when-issued basis" or purchases or sales on a "delayed delivery basis". In some cases, a forward commitment may be conditioned upon the occurrence of a subsequent event, such as approval and consummation of a merger, corporate reorganization or debt restructuring or approval of a proposed financing by appropriate authorities (i.e., a "when, as and if issued" trade).

When forward commitments with respect to fixed-income securities are negotiated, the price, which is generally expressed in yield terms, is fixed at the time the commitment is made, but payment for and delivery of the securities take place at a later date. Normally, the settlement date occurs within two months after the transaction, but settlements beyond two months may be negotiated. Securities purchased or sold under a forward commitment are subject to market fluctuation and no interest or dividends accrue to the purchaser prior to the settlement date.

The use of forward commitments helps the Portfolio to protect against anticipated changes in interest rates and prices. For instance, in periods of rising interest rates and falling bond prices, the Portfolio might sell securities in its portfolio on a forward commitment basis to limit its exposure to falling bond prices. In periods of falling interest rates and rising bond prices, the Portfolio might sell a security in its portfolio and purchase the same or a similar security on a when-issued or forward commitment basis, thereby obtaining the benefit of currently higher cash yields.

The Portfolio's right to receive or deliver a security under a forward commitment may be sold prior to the settlement date. The Portfolio enters into forward commitments, however, only with the intention of actually receiving securities or delivering them, as the case may be. If the Portfolio, however, chooses to dispose of the right to acquire a when-issued security prior to its acquisition or dispose of its right to deliver or receive against a forward commitment, it may realize a gain or incur a loss.

ILLIQUID SECURITIES. Illiquid securities generally include (i) direct placements or other securities that are subject to legal or contractual restrictions on resale or for which there is no readily available market (e.g., when trading in the security is suspended or, in the case of unlisted securities, when market makers do not exist or will not entertain bids or offers), including many currency swaps and any assets used to cover currency swaps, (ii) over the counter options and assets used to cover over the counter options, and (iii) repurchase agreements not terminable within seven days.

The Portfolio invests in illiquid securities and may not be able to sell such securities and may not be able to realize their full value upon sale. Alliance will monitor the Portfolio's investments in illiquid securities. Rule 144A securities will not be treated as "illiquid" for the purposes of the limit on investments so long as the securities meet liquidity guidelines established by the Board of Directors.

LOANS OF PORTFOLIO SECURITIES. The Portfolio may make secured loans of portfolio securities to brokers, dealers and financial institutions, provided that cash, liquid high grade debt securities or bank letters of credit equal to at least 100% of the market value of the securities loaned is deposited and maintained by the borrower with the Portfolio. A principal risk in lending portfolio securities, as with other collateralized extensions of credit, consists of possible loss of rights in the collateral should the borrower fail financially. In addition, the Portfolio will be exposed to the risk that the sale of any collateral realized upon a borrower's default will not yield proceeds sufficient to replaced the loaned securities.

In determining whether to lend securities to a particular borrower, Alliance will consider all relevant facts and circumstances, including the creditworthiness of the borrower. While securities are on loan, the borrower will pay the Portfolio any income earned from the securities. The Portfolio may invest any cash collateral directly or indirectly in short-term, high-quality debt instruments and earned additional income or receive an agreed-upon amount of income from a borrower who has delivered equivalent collateral. Any such investment of cash collateral will be subject to the Portfolio's investment risks. The Portfolio will have the right to regain record ownership of loaned securities to exercise beneficial rights such as voting rights, subscription rights, and rights to dividends, interest or distributions. The Portfolio may pay reasonable finders', administrative, and custodial fees in connection with a loan.

REPURCHASE AGREEMENTS. A repurchase agreement arises when a buyer purchases a security and simultaneously agrees to resell it to the vendor at an agreed-upon future date, normally a day or a few days later. The resale price is greater than the purchase price, reflecting an agreed-upon interest rate for the period the buyer's money is invested in the security. Such agreements permit the Portfolio to keep all of its assets at work while retaining "overnight" flexibility in pursuit of investments of a longer-term nature. The Portfolio requires continual maintenance of collateral in an amount equal to, or in excess of, the resale price. If a vendor defaults on its repurchase obligation, the Portfolio would suffer a loss to the extent that the proceeds from the sale of the collateral were less than the repurchase price. If a vendor goes bankrupt, the Portfolio might be delayed in, or prevented from, selling the collateral for its benefit. Alliance monitors the creditworthiness of the vendors with which the Portfolio enters into repurchase agreements.

RIGHTS AND WARRANTS. Warrants are option securities permitting their holders to subscribe for other securities. Rights are similar to warrants except that they have a substantially shorter duration. Rights and warrants do not carry with them dividend or voting rights with respect to the underlying securities, or any rights in the assets of the issuer. As a result, an investment in rights and warrants may be considered more speculative than certain other types of investments. In addition, the value of a right or a warrant does not necessarily change with the value of the underlying securities, and a right or a warrant ceases to have value if it is not exercised prior to its expiration date.

SHORT SALES. A short sale is effected by selling a security that the Portfolio does not own, or if the Portfolio owns the security, is not to be delivered upon consummation of the sale. A short sale is "against the box" if the Portfolio owns or has the right to obtain without payment securities identical to those sold short.

If the price of the security sold short increases between the time of the short sale and the time the Portfolio replaces the borrowed security, the Portfolio will incur a loss; conversely, if the price declines, the Portfolio will realize a short-term capital gain. Any gain will be decreased, and any loss increased, by the transaction costs described above. Although the Portfolio's gain is limited to the price at which it sold the security short, its potential loss is theoretically unlimited.

STANDBY COMMITMENT AGREEMENTS. Standby commitment agreements are similar to put options that commit the Portfolio, for a stated period of time, to purchase a stated amount of a security that may be issued and sold to the Portfolio at the option of the issuer. The price and coupon of the security are fixed at the time of the commitment. At the time of entering into the agreement, the Portfolio is paid a commitment fee regardless of whether the security ultimately is issued. The Portfolio will enter into such agreements only for the purpose of investing in the security underlying the commitment at a yield and price considered advantageous and unavailable on a firm commitment basis. No Portfolio will enter into a standby commitment with a remaining term in excess of 45 days. The Portfolio will limit its investments in standby commitments so that the aggregate purchase price of the securities subject to the commitments does not exceed 20% of their assets.

There is no guarantee that the security subject to a standby commitment will be issued. In addition, the value of the security, if issued, on the delivery date may be more or less than its purchase price. Since the issuance of the security is at the option of the issuer, the Portfolio will bear the risk of capital loss in the event the value of the security declines and may not benefit from an appreciation in the value of the security during the commitment period if the issuer decides not to issue and sell the security to the Portfolio.

FUTURE DEVELOPMENTS. The Portfolio may, following written notice to its shareholders, take advantage of other investment practices that are not currently contemplated for use by the Portfolio, or are not available but may yet be developed, to the extent such investment practices are consistent with the Portfolio's investment objective and legally permissible for the Portfolio. Such investment practices, if they arise, may involve risks that are different from or exceed those involved in the practices described above.

PORTFOLIO TURNOVER. The portfolio turnover rate for the Portfolio is included in the FINANCIAL HIGHLIGHTS section. Generally, the Portfolio is actively managed and the Portfolio's turnover may exceed 100% in some cases in response to market conditions. A higher rate of portfolio turnover increases brokerage and other transaction expenses, which must be borne by the Portfolio and its shareholders.

TEMPORARY DEFENSIVE POSITION. For temporary defensive purposes, the Portfolio may invest in certain types of short-term, liquid, high-grade or high-quality debt securities. These securities may include U.S. Government securities, qualifying bank deposits, money market instruments, prime commercial paper and other types of short-term debt securities, including notes and bonds. The Portfolio may invest in foreign countries, such securities may also include short-term, foreign-currency denominated securities of the type mentioned above issued by foreign governmental entities, companies and supranational organizations. While the Portfolio is investing for temporary defensive purposes, they may not meet their investment objective.

ADDITIONAL RISK CONSIDERATIONS

Investment in the Portfolio involves the special risk considerations described below. Certain of these risks may be heightened when investing in emerging markets.

CURRENCY CONSIDERATIONS. The Portfolio invests some portion of its assets in securities denominated in, and receive revenues in, foreign currencies will be adversely affected by reductions in the value of those currencies relative to the U.S. Dollar. These changes will affect the Portfolio's net assets, distributions and income. If the value of the foreign currencies in which the Portfolio receives income falls relative to the U.S. Dollar between receipt of the income and the making of Portfolio distributions, the Portfolio may be required to liquidate securities in order to make distributions if the Portfolio has insufficient cash in U.S. Dollars to meet the distribution requirements that the Portfolio must satisfy to qualify as a regulated investment company for federal income tax purposes. Similarly, if an exchange rate declines between the time the Portfolio incurs expenses in U.S. Dollars and the time cash expenses are paid, the amount of the currency required to be converted into U.S. Dollars in order to pay expenses in U.S. Dollars could be greater than the equivalent amount of such expenses in the currency at the time they were incurred. In light of these risks, the Portfolio may engage in certain currency hedging transactions, as described above, which involve certain special risks.

FIXED-INCOME SECURITIES. The value of the Portfolio's shares will fluctuate with the value of its investments. The value of the Portfolio's investments will change as the general level of interest rates fluctuates. During periods of falling interest rates, the values of the Portfolio's securities will generally rise, although if falling interest rates are viewed as a precursor to a recession, the values of the Portfolio's securities may fall along with interest rates. Conversely, during periods of rising interest rates, the values of the Portfolio's securities will generally decline. Changes in interest rates have a greater effect on fixed-income securities with longer maturities and durations than those with shorter maturities and durations.

In seeking to achieve the Portfolio's investment objective, there will be times, such as during periods of rising interest rates, when depreciation and realization of capital losses on securities in the Portfolio will be unavoidable. Moreover, medium- and lower-rated securities and non-rated securities of comparable quality may be subject to wider fluctuations in yield and market values than higher-rated securities under certain market conditions. Such fluctuations after a security is acquired do not affect the cash income received from that security but will be reflected in the net asset value of the Portfolio.

FOREIGN SECURITIES. The securities markets of many foreign countries are relatively small, with the majority of market capitalization and trading volume concentrated in a limited number of companies representing a small number of industries. Consequently, since the Portfolio invests in foreign securities, including foreign fixed-income securities, it may experience greater price volatility and significantly lower liquidity than a portfolio invested solely in securities of U.S. companies. These markets may be subject to greater influence by adverse events generally affecting the market, and by large investors trading significant blocks of securities, than is usual in the United States.

Securities registration, custody and settlements may in some instances be subject to delays and legal and administrative uncertainties. Furthermore, foreign investment in the securities markets of certain foreign countries is restricted or controlled to varying degrees. These restrictions or controls may at times limit or preclude investment in certain securities and may increase the cost and expenses of the Portfolio. In addition, the repatriation of investment income, capital or the proceeds of sales of securities from certain of the countries is controlled under regulations, including in some cases the need for certain advance government notification or authority, and if a deterioration occurs in a country's balance of payments, the country could impose temporary restrictions on foreign capital remittances.

The Portfolio also could be adversely affected by delays in, or a refusal to grant, any required governmental approval for repatriation, as well as by the application to it of other restrictions on investment. Investing in local markets may require the Portfolio to adopt special procedures or seek local governmental approvals or other actions, any of which may involve additional costs to the Portfolio. These factors may affect the liquidity of a Portfolio's investments in any country and Alliance will monitor the effect of any such factor or factors on the Portfolio's investments. Furthermore, transaction costs including brokerage commissions for transactions both on and off the securities exchanges in many foreign countries are generally higher than in the U.S.

Issuers of securities in foreign jurisdictions are generally not subject to the same degree of regulation as are U.S. issuers with respect to such matters as insider trading rules, restrictions on market manipulation, shareholder proxy requirements, and timely disclosure of information. The reporting, accounting, and auditing standards of foreign countries may differ, in some cases significantly, from U.S. standards in important respects, and less information may be available to investors in foreign securities than to investors in U.S. securities. Substantially less information is publicly available about certain non-U.S. issuers than is available about most U.S. issuers.

The economies of individual foreign countries may differ favorably or unfavorably from the U.S. economy in such respects as growth of gross domestic product or gross national product, rate of inflation, capital reinvestment, resource self-sufficiency, and balance of payments position. Nationalization, expropriation or confiscatory taxation, currency blockage, political changes, government regulation, political or social instability, or diplomatic developments could affect adversely the economy of a foreign country. In the event of nationalization, expropriation or other confiscation, the Portfolio could lose its entire investment in securities in the country involved. In addition, laws in foreign countries governing business organizations, bankruptcy and insolvency may provide less protection to security holders such as the Portfolio than that provided by U.S. laws.

INVESTMENT IN FIXED-INCOME SECURITIES RATED BAA AND BBB. Securities rated Baa or BBB are considered to have speculative characteristics and share some of the same characteristics as lower-rated securities, as described below. Sustained periods of deteriorating economic conditions or of rising interest rates are more likely to lead to a weakening in the issuer's capacity to pay interest and repay principal than in the case of higher-rated securities.

INVESTMENT IN LOWER-RATED FIXED-INCOME SECURITIES. Lower-rated securities are subject to greater risk of loss of principal and interest than higher-rated securities. They are also generally considered to be subject to greater market risk than higher-rated securities, and the capacity of issuers of lower-rated securities to pay interest and repay principal is more likely to weaken than is that of issuers of higher-rated securities in times of deteriorating economic conditions or rising interest rates. In addition, lower-rated securities may be more susceptible to real or perceived adverse economic conditions than investment grade securities. Securities rated Ba or BB are judged to have speculative elements or to be predominantly speculative with respect to the issuer's ability to pay interest and repay principal. Securities rated B are judged to have highly speculative elements or to be predominantly speculative. Such securities may have small assurance of interest and principal payments. Securities rated Baa by Moody's are also judged to have speculative characteristics.

The market for lower-rated securities may be thinner and less active than that for higher-rated securities, which can adversely affect the prices at which these securities can be sold. To the extent that there is no established secondary market for lower-rated securities, the Portfolio may experience difficulty in valuing such securities and, in turn, the Portfolio's assets.

Alliance will try to reduce the risk inherent in investment in lower-rated securities through credit analysis, diversification, and attention to current developments and trends in interest rates and economic and political conditions. There can be no assurance, however, that losses will not occur. Since the risk of default is higher for lower-rated securities, Alliance's research and credit analysis are a correspondingly more important aspect of its program for managing the Portfolio's securities than would be the case if the Portfolio did not invest in lower-rated securities. In considering investments for the Portfolio, Alliance will attempt to identify those high-yielding securities whose financial condition is adequate to meet future obligations, has improved, or is expected to improve in the future. Alliance's analysis focuses on relative values based on such factors as interest or dividend coverage, asset coverage, earnings prospects, and the experience and managerial strength of the issuer.

U.S. AND FOREIGN TAXES. The Portfolio's investment in foreign securities may be subject to taxes withheld at the source on dividend or interest payments. Foreign taxes paid by the Portfolio may be creditable or deductible by U.S. shareholders for U.S. income tax purposes. No assurance can be given that applicable tax laws and interpretations will not change in the future. Moreover, non-U.S. investors may not be able to credit or deduct such foreign taxes.

U.S. CORPORATE FIXED-INCOME SECURITIES. The U.S. corporate fixed-income securities in which the Portfolio invests may include securities issued in connection with corporate restructurings such as takeovers or leveraged buyouts, which may pose particular risks. Securities issued to finance corporate restructurings may have special credit risks due to the highly leveraged conditions of the issuer. In addition, such issuers may lose experienced management as a result of the restructuring. Furthermore, the market price of such securities may be more volatile to the extent that expected benefits from the restructuring do not materialize. The Portfolio may also invest in U.S. corporate fixed-income securities that are not current in the payment of interest or principal or are in default, so long as Alliance believes such investment is consistent with the Portfolio's investment objectives. The Portfolio's rights with respect to defaults on such securities will be subject to applicable U.S. bankruptcy, moratorium and other similar laws.

                          MANAGEMENT OF THE PORTFOLIO

INVESTMENT ADVISER

The Portfolio's Adviser is Alliance Capital Management, L.P., 1345 Avenue of the Americas, New York, New York 10105. Alliance is a leading international investment manager supervising client accounts with assets as of December 31, 2002, totaling approximately $387 billion (of which approximately $145 billion represented the assets of investment companies). As of December 31, 2002, Alliance managed retirement assets for many of the largest public and private employee benefit plans (including 43 of the nation's FORTUNE 100 companies), for public employee retirement funds in 44 states, for investment companies and for foundations, endowments, banks and insurance companies worldwide. The 54 registered investment companies managed by Alliance, comprising 126 separate portfolios currently have approximately 7.4 million shareholder accounts.

Alliance provides investment advisory services and order placement facilities for the Portfolio. For these advisory services, for the fiscal year ended December 31, 2002 the Portfolio paid Alliance .75% as a percentage of average net assets.

PORTFOLIO MANAGER

Paul C. Rissman and Annie C. Tsao have been primarily responsible for the day-to-day management of the Portfolio. Mr. Rissman has held such position since inception of the Portfolio and Ms. Tsao has held such position since 2001. Mr. Rissman and Ms. Tsao are Senior Vice Presidents of Alliance Capital Management Corporation, the sole general partner of Alliance, with which they have been associated since prior to 1998.

                          PURCHASE AND SALE OF SHARES

HOW THE PORTFOLIO VALUES ITS SHARES

The Portfolio's net asset value or NAV is calculated at 4:00 p.m., Eastern time, each day the Exchange is open for business. To calculate NAV, the Portfolio's assets are valued and totaled, liabilities are subtracted, and the balance, called net assets, is divided by the number of shares outstanding. The Portfolio values its securities at their current market value determined on the basis of market quotations or, if such quotations are not readily available, such other methods as the Portfolio's Directors believe accurately reflect fair market value. The Portfolio may invest in securities that are primarily listed on foreign exchanges and trade on weekends or other days when the fund does not price its shares. The Portfolio NAV may change on days when shareholders will not be able to purchase or redeem the Portfolio's shares.

Your order for purchase or sale of shares is priced at the next NAV calculated after your order is received by the Portfolio.

HOW TO PURCHASE AND SELL SHARES

The Portfolio offers its shares through the separate accounts of life insurance companies. You may only purchase and sell shares through these separate accounts. See the prospectus of the separate account of the participating insurance company for information on the purchase and sale of the Portfolio's shares.

                       DIVIDENDS, DISTRIBUTIONS AND TAXES

The Portfolio declares dividends on its shares at least annually. The income and capital gains distribution will be made in shares of the Portfolio.

See the prospectus of the separate account of the participating insurance company for federal income tax information.

Investment income received by the Portfolio from sources within foreign countries may be subject to foreign income taxes withheld at the source. Provided that certain code requirements are met, the Portfolio may "pass-through" to its shareholders credits or deductions to foreign income taxes paid.

                              FINANCIAL HIGHLIGHTS

The financial highlights table is intended to help you understand the Portfolio's financial performance for the period of the Portfolio's operations. Certain information reflects financial results for a single share of the Portfolio. The total returns in the table represent the rate that an investor would have earned (or lost) on an investment in the Portfolio (assuming reinvestment of all dividends and distributions). The information has been audited by Ernst & Young LLP, the Fund's independent auditors, whose report, along with the Portfolio's financial statements, is included in the Portfolio's annual report, which is available upon request.

                   ALLIANCEBERNSTEIN UTILITY INCOME PORTFOLIO

                                                                    YEAR ENDED DECEMBER 31,
                                                      ----------------------------------------------------
                                                        2002       2001       2000       1999       1998
                                                      --------   --------   --------   --------   --------
Net asset value, beginning of period................  $  16.82   $  22.65   $  21.66   $  18.90   $  15.67
                                                      --------   --------   --------   --------   --------
INCOME FROM INVESTMENT OPERATIONS
Net investment income(a)(b).........................       .36        .29       1.01        .41        .37
Net realized and unrealized gain (loss) on
  investments and foreign currency transactions.....     (4.06)     (5.23)      1.36       3.19       3.31
                                                      --------   --------   --------   --------   --------
Net increase (decrease) in net asset value from
  operations........................................     (3.70)     (4.94)      2.37       3.60       3.68
                                                      --------   --------   --------   --------   --------
LESS: DIVIDENDS AND DISTRIBUTIONS
Dividends from net investment income................      (.26)      (.76)      (.36)      (.30)      (.31)
Distributions from net realized gain on investment
  transactions......................................       -0-       (.13)     (1.02)      (.54)      (.14)
                                                      --------   --------   --------   --------   --------
Total dividends and distributions...................      (.26)      (.89)     (1.38)      (.84)      (.45)
                                                      --------   --------   --------   --------   --------
Net asset value, end of period......................  $  12.86   $  16.82   $  22.65   $  21.66   $  18.90
                                                      ========   ========   ========   ========   ========
TOTAL RETURN
Total investment return based on net asset
  value(c)..........................................    (22.12)%   (22.50)%    11.45%     19.40%     23.91%

RATIOS/SUPPLEMENTAL DATA
Net assets, end of period (000's omitted)...........  $ 40,140   $ 62,684   $ 62,362   $ 46,158   $ 34,436
Ratio to average net assets of:
    Expenses, net of waivers and reimbursements.....      1.22%      1.02%      1.00%       .95%       .95%
    Expenses, before waivers and reimbursements.....      1.22%      1.02%      1.04%      1.14%      1.35%
    Net investment income(a)........................      2.60%      1.49%      4.63%      2.07%      2.20%
Portfolio turnover rate.............................        90%        25%        18%        16%        20%

------------
Footnotes:

(a)  Net of expenses reimbursed or waived by the Adviser.

(b)  Based on average shares outstanding.

(c) Total investment return is calculated assuming an initial investment made at the net asset value at the beginning of the period, reinvestment of all dividends and distributions at net asset value during the period, and redemption on the last day of the period.

For more information about the Portfolio, the following documents are available upon request:

ANNUAL/SEMI-ANNUAL REPORTS TO SHAREHOLDERS

The Portfolio's annual and semi-annual reports to shareholders contain additional information on the Portfolio's investments. In the annual report, you will find a discussion of the market conditions and investment strategies that significantly affected the Portfolio's performance during its last fiscal year.

STATEMENT OF ADDITIONAL INFORMATION (SAI)

The Portfolio has an SAI, which contains more detailed information about the Portfolio, including its operations and investment policies. The Portfolio's SAI is incorporated by reference into (and is legally part of) this Prospectus.

You may request a free copy of the current annual/semi-annual report or the SAI, or make shareholder inquiries of the Portfolio, by contacting your broker or other financial intermediary, or by contacting Alliance:

BY MAIL:                           c/o Alliance Global Investor Services, Inc.
                                   P.O. Box 786003
                                   San Antonio, TX 78278-6003

BY PHONE:                          For Information:    (800) 221-5672
                                   For Literature:     (800) 227-4618

Or you may view or obtain these documents from the Commission:

    - Call the Commission at 1-202-942-8090 for information on the operation of the Public Reference Room.

    - Reports and other information about the Portfolio is available on the EDGAR Database on the Commission's Internet site at http://www.sec.gov.

    - Copies of the information may be obtained, after paying a fee, by electronic request at publicinfo@sec.gov, or by writing the Commission's Public Reference Section, Washington, DC 20549-0102.

You also may find more information about Alliance and the Portfolio on the internet at: www.Alliancecapital.com.

File No: 811-05398